UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported):  September 15, 2011

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
Initial Depositor
(Exact name of Registrant as specified in its charter)

Internet Infrastructure HOLDRS (SM) Trust
[Issuer with respect to the receipts]

DELAWARE (State or other jurisdiction of incorporation)	001-15327 Commission File Number	13-5674085 (I.R.S. Employer Identification No.)
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One Bryant Park
New York, New York 10036
(Address of principal executive offices and zip code)

(212) 449-1000
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

Effective August 31, 2011, the 1-for-4 reverse stock split of RealNetworks, Inc., an underlying constituent of the Internet Infrastructure HOLDRS Trust, became effective.  The quantity of shares of RealNetworks, Inc. represented by each 100 share round-lot of Internet Infrastructure HOLDRS will decrease from 6 shares to 1.5 shares.  As a result, once the split has been effected by the Depository Trust Company, deposits of RealNetworks, Inc. for creations of Internet Infrastructure HOLDRS will decrease from 6 shares to 1.5 shares per round-lot of 100 Internet Infrastructure HOLDRS.  Also effective August 31, 2011, RealNetworks, Inc.’s CUSIP changed from 75605L104 to 75605L708 and its ticker changed from RNWK to RNWKD.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

99.1	Internet Infrastructure HOLDRS Trust Prospectus Supplement dated September 15, 2011 to Prospectus dated March 15, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

Date: September 15, 2011	By:	/s/ Liam B. O’Neil
	Name:	Liam B. O’Neil
	Title:	Managing Director

EXHIBIT INDEX

Number and Description of Exhibit

(99.1)	Internet Infrastructure HOLDRS Trust Prospectus Supplement dated September 15, 2011 to Prospectus dated March 15, 2011.